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                                                                  EXECUTION COPY



                               PURCHASE AGREEMENT


                                  BY AND AMONG

                        LORAL SPACE & COMMUNICATIONS LTD.

                                       AND

                                DACOM CORPORATION
                            DACOM INTERNATIONAL, INC.
                               HYUNDAI CORPORATION
                    HYUNDAI ELECTRONICS INDUSTRIES CO., LTD.
                                SAN GIORGIO, S.A.
                                      TESAM
                            VODAFONE CELLULAR LIMITED
                       VODAFONE SATELLITE SERVICES LIMITED



                            DATED AS OF MAY 20, 1998
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                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of May 20, 1998, by and among Loral Space & Communications Ltd., a Bermuda company ("LORAL"), and DACOM Corporation, DACOM International, Inc., Hyundai Corporation, Hyundai Electronics Industries Co., Ltd., San Giorgio, S.A., TESAM, Vodafone Cellular Limited and Vodafone Satellite Services Limited (each a "Seller" and collectively, the "SELLERS").

                                    RECITALS

                  WHEREAS, each Seller is a limited partner in Globalstar, L.P., a Delaware limited partnership ("Globalstar") and owns limited partnership interests therein; and

                  WHEREAS, Loral wishes to purchase from each Seller the limited partnership interests in Globalstar held by such Seller as set forth on Schedule I hereto (the "Interests") and each Seller desires to sell its Interests to Loral, in each case upon the terms and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                  SECTION 1.1. DEFINITIONS. In addition to the terms defined elsewhere herein, the terms defined in the introductory paragraph and the Recitals to this Agreement shall have the respective meanings specified therein, and the following terms shall have the meanings specified below when used herein with initial capital letters:

                  "AFFILIATE" means any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question. As used in this definition of "Affiliate," the term "control" means the possession, whether directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting
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         securities, by contract or otherwise. The terms "controlled" and
         "common control" shall have correlative meanings.

                  "AGREEMENT" has the meaning set forth in the preamble.

                  "BUSINESS DAY" means a day, other than a Saturday or a Sunday, on which commercial banks are not required or authorized to close in the City of New York.

                  "CLOSING" means the closing of the purchase and sale of Interests described herein.

                  "CLOSING DATE" means the date that is one Business Day following the date on which all the conditions set forth in Article VI (other then the condition set forth in Section 6.1(d) which shall occur simultaneously with the Closing) shall be satisfied (or waived) but which shall in any event not be earlier than the day that is three Business Days following the closing of the Loral Equity Offering.

                  "CONSENT" means any consent, approval, authorization, waiver, permit, agreement, license, certificate, exemption, order, registration, declaration or filing of, with or to any Person.

                  "ESCROW AGENT" has the meaning set forth in the Escrow Agreement.

                  "ESCROW AGREEMENT" means any Escrow Agreement substantially in the form attached hereto as Exhibit A, to be entered into on the Closing Date by Loral, the Escrow Agent, Globalstar and a Seller.

                  "GLOBALSTAR" has the meaning set forth in the Recitals.

                  "GLOBALSTAR PARTNERSHIP AGREEMENT" means the Amended and Restated Agreement of Limited Partnership of Globalstar, L.P. dated as of March 6, 1996, as amended on April 8, 1998.

                  "GOVERNMENTAL AGENCY" means (a) any international, foreign, federal, state, county, local or municipal government or administrative agency or political subdivision thereof, (b) any governmental agency, authority, board, bureau, commission, department or instrumentality,
         (c) any


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         court or administrative tribunal, (d) any non-governmental agency, tribunal or entity that is vested by a governmental agency with applicable jurisdiction, or (e) any arbitration tribunal or other non-governmental authority with applicable jurisdiction.

                  "GOVERNMENTAL APPROVAL" means any Consent of or filing with any Governmental Agency.

                  "HYUNDAI" means Hyundai Corporation and Hyundai Electronics Industries Co., Ltd.

                  "INTERESTS" has the meaning set forth in the Recitals.

                  "LEGAL REQUIREMENTS" in respect of any Person means all (a) constitutions, treaties, statutes, laws, ordinances, codes, rules, regulations, judgments, decrees, writs, rulings, injunctions, orders and other requirements of any Governmental Agency, (b) Governmental Approvals and (c) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Agency, in each case, binding upon such Person.

                  "LIEN" means any lien, encumbrance, charge, mortgage, pledge, security interest, hypothecation, title defect, title retention agreement, claim, restriction, option, right of first offer or refusal or similar right.

                  "LORAL" has the meaning set forth in the preamble hereto.

                  "LORAL EQUITY OFFERING" means the public offering by Loral of common stock, par value $.01 per share, as described in the Registration Statement on Form S-3 initially filed with the Securities and Exchange Commission on April 28, 1998.

                  "PERMIT" means any permit, approval, consent, authorization, license, variance, or permission required by a Governmental Agency under any applicable laws.

                  "PERSON" means any individual, partnership, corporation, trust, association, limited liability company, Governmental Agency or any other entity.


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                  "PURCHASE PRICE" means, with respect to each Seller, the
         amount set forth opposite its name under the caption "Purchase Price" on Schedule I hereto.

                  "SELLER" and "SELLERS" has the meaning set forth in the preamble hereto.

                  "SOROS TRANSACTION" shall mean the purchase by Soros Fund Management L.L.C. or its Affiliates or Persons associated with or advised by Soros Fund Management L.L.C. from Loral of 4,200,000 shares (or 8,400,000 shares on a post Stock Split basis) of common stock of Globalstar Telecommunications Limited, par value $1.00 per share, at a purchase price of $58 1/3 per share.

                  "STOCK SPLIT" means the stock dividend to be paid by Globalstar Telecommunications Limited to stockholders of record on May 29, 1998, which dividend will be paid on June 8, 1998.

                                   ARTICLE II.
                                SALE AND PURCHASE

                  SECTION 2.1. AGREEMENT TO SELL AND TO PURCHASE. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Loral shall purchase from each Seller, and each Seller shall sell, transfer, assign, convey and deliver to Loral, the Interests.

                  SECTION 2.2. PURCHASE AND SALE OF INTERESTS. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date:

                  (a) Loral shall deliver to each Seller, by wire transfer of next day funds, an amount equal to 50% of the Purchase Price;

                  (b) Loral shall deliver to the Escrow Agent, by wire transfer of next day funds, with respect to each Seller, an amount equal to the remaining 50% of the Purchase Price;

                  (c) Loral, the Escrow Agent, Globalstar and each Seller shall execute and deliver to each other an Escrow Agreement provided that if one or more Sellers still be


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         Affiliates of each other, then such Sellers may, at their option, elect to enter into only one Escrow Agreement;

                  (d) Each Seller shall deliver to Loral an Assignment of Partnership Interests in the form attached hereto as Exhibit B; and

                  (e) Schedule A to the Globalstar Partnership Agreement shall be amended (i) to reduce the amount of partnership interests held by each Seller by the amount of Interests set forth opposite its name on
         Schedule I and (ii) to increase the amount of partnership interests held by Loral by 3,900,000.


                  SECTION 2.3. EXECUTION AND CLOSING. The parties hereto agree that the Closing shall take place at a location outside the United States of America, to be designated by Loral no later than five Business Days prior to the Closing Date.

                                  ARTICLE III.
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

                  Each Seller hereby severally and not jointly, represents and warrants to Loral as follows:

                  SECTION 3.1.  AUTHORITY OF SELLER.

                  (a) Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

                  (b) Seller has all requisite power and authority to execute and deliver this Agreement and the Escrow Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by Seller of this Agreement and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action (corporate or otherwise) on the part of Seller. This Agreement has been, and the Escrow Agreement will be, duly executed and delivered by Seller and this Agreement constitutes, and the Escrow Agreement will constitute, the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as such enforcement may be


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         limited by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the enforceability of specific remedies.

                  SECTION 3.2. TITLE TO THE INTERESTS. Seller has valid and marketable title to the Interests to be sold by it hereunder, free and clear of any Liens, except for the applicable restrictions set forth under Sections 10.1 and 10.3 of the Globalstar Partnership Agreement.

                  SECTION 3.3. NO CONFLICT OR VIOLATION; CONSENTS. Neither the execution or delivery of this Agreement or the Escrow Agreement by Seller, nor the consummation by Seller of the transactions contemplated hereby or thereby, nor the fulfillment by Seller of the terms and compliance with the provisions hereof or thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Seller pursuant to (i) the organizational documents (including certificate of incorporation and by-laws, if applicable) of Seller, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Seller is a party or by which it is bound or to which any of the properties or assets of Seller is subject, or (iii) any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation of any Governmental Agency to which Seller is subject or by which any of Seller's properties or assets are bound. Except as set forth in the Globalstar Partnership Agreement, no Consent is required to be obtained or made by or with respect to Seller in connection with the execution and delivery of this Agreement or the Escrow Agreement by Seller or the performance by Seller of the transactions contemplated hereby or thereby to be performed by it.

                  SECTION 3.4. BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller without the intervention of any other Person acting on its behalf in such manner as to give rise to any valid claim by any such Person against Loral, Globalstar or any other Person for a finder's fee, brokerage commission or other similar payment based on an arrangement with Seller.


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                                   ARTICLE IV.
                     REPRESENTATIONS AND WARRANTIES OF LORAL

                  Loral represents and warrants to each Seller as follows:

                  SECTION 4.1.  AUTHORITY OF LORAL.

                  (a) Loral is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

                  (b) Loral has all requisite power and authority to execute and deliver this Agreement and the Escrow Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by Loral of this Agreement and the Escrow Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action (corporate or otherwise) on the part of Loral. This Agreement has been, and the Escrow Agreement will be, duly executed and delivered by Loral and this Agreement constitutes, and the Escrow Agreement will constitute, the legal, valid and binding obligation of Loral enforceable against Loral in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the enforceability of specific remedies.

                  SECTION 4.2. NO CONFLICT OR VIOLATION; CONSENTS. Neither the execution or delivery of this Agreement or the Escrow Agreement by Loral, nor the consummation by Loral of the transactions contemplated hereby or thereby, nor the fulfillment by Loral of the terms and compliance with the provisions hereof or thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Loral pursuant to (i) the Memorandum of Association and bye-laws of Loral, (ii) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Loral is a party or by which it is bound or to which any of the properties or assets of Loral is subject, or (iii) any award of any


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arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation of any Governmental Agency to which Loral is subject or by which any of Loral's properties or assets are bound. Except as set forth in the Globalstar Partnership Agreement, no Consent is required to be obtained or made by or with respect to Loral in connection with the execution and delivery of this Agreement or the Escrow Agreement by Loral or the performance by Loral of the transactions contemplated hereby or thereby to be performed by it.

                  SECTION 4.3. BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Loral without the intervention of any other Person acting on its behalf in such manner as to give rise to any valid claim by any such Person against any of the Seller or its Affiliates for a finder's fee, brokerage commission or other similar payment based on an arrangement with Loral.

                  SECTION 4.4. VALUE OF GLOBALSTAR REAL ESTATE. To the best knowledge of Loral, the value of the real estate owned by Globalstar is less than 50% of the total value of Globalstar.

                                   ARTICLE V.
                        CERTAIN COVENANTS AND AGREEMENTS

                  SECTION 5.1. TAXES. Any taxes, including but not limited to, sales, recording, transfer, stamp, conveyance, value added, use, capital, income, duties, excise, governmental charges or fees, as well as any associated interest and related penalties thereto ("Taxes"), imposed as a result of or in connection with the sale of the Interests by a Seller to Loral pursuant to this Agreement or the ownership of the Interests by a Seller prior to the Closing Date shall in each case be borne by such Seller. Loral shall assume similar responsibility for any Taxes associated with the ownership of Interests after the Closing Date.

                  SECTION 5.2. APPROVAL AND WAIVER. The parties hereto agree that the execution and delivery of this Agreement by a Seller shall constitute
(i) approval by such Seller of any and all amendments to the Globalstar Partnership Agreement reasonably determined by Loral to be necessary or advisable to permit the transactions contemplated hereunder and under the Soros Transaction and (ii) waiver by such Seller of its rights of first offer under
Section 10.3 of the Globalstar Partnership Agreement


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with respect to any offer or sale of partnership interests made during the period commencing on the date hereof and ending on the sixth month anniversary thereof.

                  SECTION 5.3. COMPLIANCE WITH GLOBALSTAR PARTNERSHIP AGREEMENT. If Loral shall assign its rights under the Agreement pursuant to Section 7.4 hereof to a Person that is not then a limited partner in Globalstar, then Loral will on the Closing Date, furnish Globalstar with an agreement, in form reasonably satisfactory to Globalstar, executed by such assignee pursuant to which the assignee agrees to be bound by the Globalstar Partnership Agreement and such other documents or instruments as may be required by Globalstar pursuant to Section 11.1(a) of the Globalstar Partnership Agreement in order to effect its admission as a limited partner therein.

                  SECTION 5.4. HYUNDAI'S SERVICED TERRITORIES. Each of Loral and Hyundai hereby mutually acknowledge and agree that effective at closing of Loral's purchase of Interests from Hyundai, Hyundai will have withdrawn as a Globalstar service provider in Brunei, Finland, Hungary, India, Nepal, New Zealand, Pakistan, Singapore, Sri Lanka, Taiwan and Thailand and accordingly Hyundai shall have relinquished at such closing all of its rights and claims with respect thereto under the Founding Service Provider Agreement dated as of January 1, 1995 between Hyundai/DACOM and Globalstar.

                  SECTION 5.5. AMENDMENT TO PURCHASE AGREEMENT. Each of Loral and the Sellers hereby agree that if the right of first offer set forth in
Section 10.3 of the Globalstar Partnership Agreement shall be exercised by any partner with respect to any of the Interests to be sold hereunder (other than a Seller hereto who shall have waived such right under Section 5.2 above), the parties hereto shall enter into an amendment to this Agreement to adjust for any such exercise by amending (i) the number of Interests to be sold by the Sellers and purchased by Loral, (ii) the Purchase Price and (iii) the definition of the Soros Transaction to reflect a proportionate diminution in the number of shares of GTL common stock to be acquired by Soros.

                                   ARTICLE VI.
                              CONDITIONS TO CLOSING

                  SECTION 6.1. CONDITIONS TO OBLIGATIONS OF LORAL. The obligation of Loral to perform its obligations hereunder with


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respect to each Seller is subject to the satisfaction (or waiver by Loral) of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of each Seller made in this Agreement shall be true and correct on and as of the date hereof and as of the Closing Date, as though made on and as of the Closing Date; and each Seller shall have delivered to Loral a certificate dated the Closing Date and signed by an authorized officer of Seller confirming the foregoing.

                  (b) No Proceedings. No Legal Requirement shall have been enacted, entered, promulgated or enforced by any Governmental Agency that prohibits the consummation of the transactions contemplated by this Agreement and the Escrow Agreement.

                  (c) Loral Equity Offering. The closing of the Loral Equity Offering shall have occurred on or prior to July 31, 1998 and shall have yielded net proceeds of at least $225 million to Loral.

                  (d) Soros Transaction. The closing of the Soros Transaction shall have occurred simultaneously with the Closing.

                  (e) Amendment to Globalstar Partnership Agreement. The Globalstar Partnership Agreement shall have been amended as contemplated under Section 5.2 hereto to permit the transactions contemplated hereunder and under the Soros Transaction.

                  (f) Waiver of Rights of First Offer. The partners of Globalstar shall have waived their rights of first offer under Section
         10.3 of the Globalstar Partnership Agreement (or the applicable offer period shall have expired) in respect of the Interests to be sold and purchased hereunder.

The parties hereto agree that the conditions set forth in this Section 6.1 shall be several with respect to each Seller.

                  SECTION 6.2. CONDITIONS TO OBLIGATIONS OF SELLER. The obligation of each Seller to perform its obligations hereunder is subject to the satisfaction (or waiver by such Seller) of the following conditions:


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                  (a) Representations and Warranties. The representations and warranties of Loral made in this Agreement shall be true and correct on and as of the date hereof and as of the Closing Date, as though made on and as of the Closing Date; and Loral shall have delivered to such Seller a certificate dated the Closing Date and signed by an authorized officer of Loral confirming the foregoing.

                  (b) No Proceedings. No Legal Requirement shall have been enacted, entered, promulgated or enforced by any Governmental Agency that prohibits the consummation by such Seller or Loral of the transactions contemplated by this Agreement and the Escrow Agreement.

                  (c) Waiver of Rights of First Offer. The partners of Globalstar shall have waived their rights of first offer under Section
         10.3 of the Globalstar Partnership Agreement (or the applicable offer period shall have expired) in respect of the Interests to be sold by such Seller.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

                  SECTION 7.1. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) when sent to the recipient by telecopy (receipt electronically confirmed by sender's telecopy machine) if during normal business hours of the recipient, otherwise on the next Business Day, (c) two (2) Business Days after the date when sent to the recipient by reputable express courier service (charges prepaid), or (d) seven (7) Business Days after the date when mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to Sellers and to Loral at the addresses indicated below:

                  (a)      If to Loral, to:


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                  Loral Space & Communications Ltd.
                  c/o Loral SpaceCom Corporation
                  600 Third Avenue
                  New York, New York 10016
                  Fax:  212-338-5350
                  Attention:  Eric J. Zahler

                  (b) If to Sellers, to their respective addresses set forth on Schedule I hereto:

                  SECTION 7.2. AMENDMENTS; NO WAIVERS. The terms, provisions and conditions of this Agreement may not be changed, modified or amended in any manner except by an instrument in writing duly executed by all parties hereto. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  SECTION 7.3. SURVIVAL OF PROVISIONS. The representations, warranties, covenants and agreements contained in this Agreement shall survive and remain in full force and effect, regardless of any investigation made by or on behalf of Seller, or by or on behalf of Loral, and shall survive delivery of the Interests.

                  SECTION 7.4.  ASSIGNMENT AND PARTIES IN INTEREST.

                  (a) Neither this Agreement nor any of the rights, duties, or obligations of any party hereunder may be assigned or delegated (by operation of law or otherwise) by Loral except with the prior written consent of each Seller (except that Loral may freely assign to an Affiliate thereof), or by any Seller except with the prior written consent of Loral.

                  (b) This Agreement shall not confer any rights or remedies upon any person or entity other than the parties hereto and their respective permitted successors and assigns.

                  SECTION 7.5. EXPENSES. Except as expressly set forth in this Agreement, each party to this Agreement shall bear all of its legal, accounting, investment banking, and other expenses


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
incurred by it or on its behalf in connection with the transactions contemplated by this Agreement, whether or not such transactions are consummated.

                  SECTION 7.6. FURTHER ASSURANCE. Each of the parties hereto agree to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before or after the Closing Date.

                  SECTION 7.7. ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules hereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof, supersede and are in full substitution for any and all prior agreements and understandings among them relating to such subject matter, and no party shall be liable or bound to the other party hereto in any manner with respect to such subject matter by any warranties, representations, indemnities, covenants, or agreements except as specifically set forth herein.

                  SECTION 7.8. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 7.9. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto, and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate one and the same instrument.

                  SECTION 7.10. GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed therein without regard to principles of conflicts of law.

                  SECTION 7.11. CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Any references to any federal, state, local or foreign statute or law will also refer to all rules and regulations promulgated thereunder, unless


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
the context requires otherwise. Unless the context otherwise requires: (a) a term has the meaning assigned to it by this Agreement; (b) "or" is disjunctive but not exclusive; (c) words in the singular include the plural, and in the plural include the singular; (d) provisions apply to successive events and transactions; and (e) "$" means the currency of the United States of America.

                  SECTION 7.12. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable. Furthermore, this Agreement shall be deemed to be a severable and separable series of agreements, one between Loral and each of the Sellers so that the failure of any one or more Sellers to close this Agreement shall not affect the Closing of this Agreement by one or more of the other Sellers.

                  SECTION 7.13. SPECIFIC PERFORMANCE. Without limiting or waiving in any respect any rights or remedies of the parties under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto shall be entitled to seek specific performance of the obligations to be performed by the others in accordance with the provisions of this Agreement.


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
                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first written above.

                                        LORAL SPACE & COMMUNICATIONS LTD.


                                        By: /s/    Eric J. Zahler
                                        Name:      Eric J. Zahler
                                        Title:     Senior Vice President


                                        SELLERS:

                                        DACOM CORPORATION


                                        By:  /s/   Chi Young Kwak
                                        Name:      Chi Young Kwak
                                        Title:     President and CEO


                                        DACOM INTERNATIONAL, INC.


                                        By:  /s/   Philip C.S. Ahn
                                        Name:      Philip C.S. Ahn
                                        Title:     President and CEO

                                        HYUNDAI CORPORATION


                                        By:  /s/   Dong Ho Choi
                                        Name:      Dong Ho Choi
                                        Title:     Executive Vice President

                                        HYUNDAI ELECTRONICS INDUSTRIES CO., LTD.


                                        By:  /s/   K.C. Cho
                                        Name:      H.C. Cho
                                        Title:     Vice President

                                        SAN GIORGIO, S.A.


                                        By: /s/   Enrico Albareto
                                        Name:     Enrico Albareto
                                                  Title: PDG

                                        TESAM


                                        By: /s/   Jean Bernard LaGarde
                                        Name:     Jean Bernard LaGarde
                                        Title:    Directeur General

                                        VODAFONE CELLULAR LIMITED


                                        By: /s/ Vodafone Cellular Limited
                                        Name:
                                        Title:

                                        VODAFONE SATELLITE SERVICES LIMITED


                                        By: /s/   Paul Wybrow
                                        Name:     Paul Wybrow
                                        Title:    Director

                                                                      SCHEDULE I

             SELLERS AND
          ADDRESS FOR NOTICE                          INTERESTS                PURCHASE PRICE (US$)
          ------------------                          ---------                --------------------

DACOM Corporation                                      175,500                             $ 17,550,000
DACOM Building
65-228
3 Ka. Hangang-Ro
Yongson-ku
Seoul, Korea
Fax: 822-220-0730
Attn:  II Kim
                                                       58,500                               $ 5,850,000
DACOM International
DACOM Building
Kukje Elec. Center
Seochu Ku,
Seoul 137 070
Korea
Fax:  82 234654753
Attn:  H.S. Song

Hyundai Corporation                                    117,000                             $ 11,700,000
Hyundai-Jeonja Building #1003
66 Chuckseon-Dong, Chongro-Ku
Seoul, Korea 110-052
Fax: 82-2398-4839
Attn: H.K. Choi

Hyundai Electronics Industries Co.,                    819,000                             $ 81,900,000
Ltd.
Hyundai-Jeonja Building #1003
66 Chuckseon-Dong, Chongro-Ku
Seoul, Korea 110-052
Fax: 82-2398-4839
Attn:  H.K. Choi

San Giorgio, S.A.                                      390,000                             $ 39,000,000
c/o Elsacom
Via Di Torre

Spaccata, 110
00173 Rome, Italy
Fax: 39-62677033
Attn: Luigi Gasparollo

TESAM                                                 1,170,000                            $117,000,000
66, Avenue du Maine
75014 Paris, France
Fax: 33-140920217
Attn:  Enrique Fernandez

Vodafone Cellular Limited                              800,000                             $ 80,000,000
The Courtyard, 2-4 London Road
Newbury, Berkshire RG14 1JX
England
Fax: 44-1635580857
Attn:  Company Secretary

Vodafone Satellite Services Ltd.                       370,000                             $ 37,000,000
The Courtyard, 2-4 London Road
Newbury, Berkshire RG14 1JX
England
Fax: 44-1635580857
Attn:  Company Secretary

                                                                     EXHIBIT A-1


                                ESCROW AGREEMENT

                  This Escrow Agreement, dated as of ____ __, 1998 (the "Closing Date"), among ______________, a ________ company (the "Limited Partner"); Loral Space & Communications Ltd., a Bermuda company ("Loral"); Globalstar, L.P., a Delaware limited partnership ("Globalstar") and The Bank of New York, a New York banking corporation, as escrow agent ("Escrow Agent").

                  This is the Escrow Agreement referred to in the Purchase Agreement, dated May 20, 1998 (the "Purchase Agreement") by and among Loral, Limited Partner and the other Persons named as Sellers therein. Capitalized terms used in this agreement without definition shall have the respective meanings given to them in the Purchase Agreement.

                  The parties, intending to be legally bound, hereby agree as follows:

                  Section 4.  Establishment of Escrow.

                  (a) Escrow Agent has established an escrow account in the name of Limited Partner (the "Escrow Account").

                  (b) Loral is depositing in the Escrow Account an amount equal to $_________ (representing 50% of the total Purchase Price) in immediately available funds (as increased by any earnings thereon and as reduced by any disbursements, amounts withdrawn under Section 6(j), or losses on investments, the "Escrow Fund"). Escrow Agent acknowledges receipt thereof.

                  (c) Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof.

                  Section 2. Investment of Funds. Escrow Agent shall invest the Escrow Fund as directed by Limited Partner in writing from time to time; provided that the Escrow Fund must at all times be invested in Eligible Investments. For purposes of this Section 2, "Eligible Investments" shall mean any of the following: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar deposits or bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer, rated at least A-2 by Standard & Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"); (d) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; or (e) shares of money market mutual or similar funds (which may be based outside of the United States) which invest primarily in assets satisfying the requirements of clauses (a) through (d) of this definition or otherwise in assets having a credit quality comparable to those set forth in clauses (a) through (d) above and the shares of which are repriced daily to provide a constant net asset value of $1.00 per share. In the instruction letter provided by Limited Partner to Escrow Agent as described above, Limited Partner shall further certify that the investment described therein is an Eligible Investment within the meaning of this Agreement. Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion of the Escrow Fund consisting of investments to provide for payments required to be made under this Agreement.

                  Section 3. Distribution of Funds. (a) Escrow Agent will disburse monies from the Escrow Fund upon presentation by Limited Partner to Escrow Agent of any of the following: (i) a Globalstar invoice submitted under gateway purchase contracts between Limited Partner (or its service provider Affiliate) and Globalstar with respect to the purchase by Limited Partner (or its service provider Affiliate) of Globalstar gateways and related equipment,
(ii) an invoice submitted under gateway purchase contracts between Limited Partner (or its service provider Affiliate) and QUALCOMM Incorporated ("Qualcomm") with respect to the purchase by Limited Partner (or its service provider Affiliate) of Globalstar gateways and related equipment, which invoice has been acknowledged and countersigned by Globalstar,(iii) an invoice from Qualcomm, Ericsson, Telital or such other qualified vendor as shall have been previously approved in writing to the Escrow Agent by Globalstar (collectively, the "Qualified Vendors"), for the purchase (including through an underwriting arrangement) by Limited Partner (or its service provider Affiliate) of Globalstar user terminals, which invoice has been acknowledged and countersigned by Globalstar (each of the invoices described in clause (i), (ii) or (iii) above being defined herein as an "Eligible Globalstar Invoice"),(iv) evidence of payment by Limited Partner or its service provider Affiliate to its distributor(s) in the Serviced Territories (as such term is defined in the Founding Service Provider Agreement dated January 1, 1995 between Globalstar and Limited Partner (the "Founding Service Provider Agreement")) made to secure the procurement by such distributor(s) of Globalstar user terminals in the Serviced Territories, which receipt has been acknowledged and countersigned by Globalstar (a "Payment Receipt") or (v) evidence of irrevocable sale by distributor(s) of Limited Partner or its service provider Affiliate in the Serviced Territories of Globalstar user terminals to end-users, which evidence of sale has been acknowledged and countersigned by Globalstar (a "Distribution Notice"). Limited Partner and Globalstar shall mutually agree upon what shall constitute an appropriate evidence of payment of such sale by a distributor based upon the rollout and the distributor arrangements in a Serviced Territory. In addition, the Distribution Notice shall indicate the number of user terminals so distributed and the purchase price paid by the distributor(s) in respect of such user terminals to the Qualified Vendor(s)(the "Distribution Cost"), and if the information regarding the actual purchase price shall not be available, then the Distribution Cost shall be mutually agreed between Limited Partner and Globalstar based upon the Qualified Vendor's sale price for user terminals (the "Distribution Cost"). Within five Business Days from the date of Escrow Agent's receipt of an Eligible Globalstar Invoice from Limited Partner, Escrow Agent shall disburse to the vendor named on the Eligible Globalstar Invoice funds from the Escrow Fund in an amount equal to the unpaid amount set forth on the Eligible Globalstar Invoice. As promptly as practicable following such disbursement, but in any event no later than three Business Days thereafter, Escrow Agent shall send to Limited Partner and Globalstar a written notice specifying the date and amount of such disbursement, together with the name of the vendor paid in respect thereof. Within five Business Days from the date of Escrow Agent's receipt of a Payment Receipt or Distribution Notice, Escrow Agent shall disburse to Limited Partner funds from the Escrow Fund, in the case of a Payment Receipt, in an amount equal to the payment amount set forth in the Payment Receipt, and in the case of a Distribution Notice, in an amount equal to the Distribution Cost. Where any acknowledgement or countersignature is required under this
Section 3(a) to be given by Globalstar, Globalstar hereby agrees that it shall not unreasonably withhold or delay such acknowledgement or countersignature.

         (b) In addition to the disbursements set forth in Section 3(a) above, Escrow Agent shall disburse the Escrow Fund in full to Limited Partner upon the bankruptcy, liquidation or dissolution of Globalstar (other than a liquidation or dissolution in connection with a reorganization or restructuring of Globalstar).

         (c) Escrow Agent shall deliver to Limited Partner, Loral and Globalstar no later than thirty days preceding the fifth anniversary of the Closing Date (the "Termination Date") a written notice stating the date on which the Termination Date shall occur and requesting a Globalstar Certification (as defined below). If, on the Termination Date, Escrow Agent has not fully disbursed the Escrow Fund in accordance with Section 3(a) or 3(b) above and Escrow Agent has received a certification (the "Globalstar Certification") from Globalstar, which certification will not be unreasonably withheld or delayed, that neither Limited Partner nor any of its service provider Affiliates has breached any of its material obligations under the service provider agreement applicable to Limited Partner's Serviced Territories, then Escrow Agent shall disburse the Escrow Fund in full to Limited Partner on the Termination Date. In addition, on the sixtieth day following the Termination Date, Escrow Agent shall disburse all remaining funds in the Escrow Account to Limited Partner, notwithstanding its lack of receipt of the Globalstar Certification, if Globalstar shall not have initiated, on or before such date, an arbitration proceeding alleging breach by Limited Partner (or its service provider Affiliate) of its material obligations under the service provider agreement (the "Globalstar Arbitration"). However, if a Globalstar Arbitration shall have been initiated on or before the sixtieth day following the Termination Date, then Escrow Agent shall not disburse the Escrow Fund until the date (the "Resolution Date") that a final non-appealable award shall have been determined in respect of such proceeding and judicially upheld. On such date, if Globalstar shall have been awarded damages in the arbitration proceeding, Escrow Agent shall disburse to Globalstar from the Escrow Fund an amount equal to the amount of such damages, and the remainder, if any, of the Escrow Fund shall be disbursed to Limited Partner. If Globalstar shall not have been awarded damages in the arbitration proceeding, then on the Resolution Date, Escrow Agent shall disburse the Escrow Fund in full to Limited Partner.

                  Section 4. Assignment of Escrow Fund. Limited Partner may freely assign and transfer all or any portion of the Escrow Account to a Qualified Successor (as defined in the Founding Service Provider Agreement) upon presentation to Escrow Agent of a certification from Limited Partner setting forth the amount of the Escrow Fund to be assigned and transferred and certifying that it has assigned its service provider rights with respect to the territories named therein (which may be any or all of Limited Partner's Serviced Territories) to the Qualified Successor (the "Transfer Certification"). As promptly as practicable following receipt thereof by Escrow Agent, Escrow Agent shall either (i) establish a new escrow account in favor of the Qualified Successor by transferring the amount of the funds set forth in the Transfer Certification from the Escrow Account to such new escrow account (if the Transfer Certification shall provide for the transfer of less than the full amount of the Escrow Fund) or (ii) change the beneficiary of the Escrow Account from Limited Partner to the Qualified Successor (if the Transfer Certification shall provide for the transfer of the full amount of the Escrow Fund) provided that in the case of a creation of a new escrow fund pursuant to clause (i), the Qualified Successor shall pay to the Escrow Agent fees in respect of the new escrow fund consistent with the fees payable under this Agreement. Notwithstanding the foregoing, Escrow Agent shall not effect any transfer of funds under this Section 4 until the Qualified Successor shall have delivered to Escrow Agent, Loral and Globalstar a letter agreement reasonably satisfactory to Loral, pursuant to which the Qualified Successor agrees, for the benefit of Escrow Agent, Loral and Globalstar, that it shall be fully bound by the terms of this Escrow Agreement as if it was Limited Partner and was a party hereto.

                  Section 5. Termination of Escrow. This Agreement shall terminate upon the disbursement of all funds in the Escrow Fund in accordance with Section 3.

                  Section 6.  Duties of Escrow Agent.

                  (a) Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in writing pursuant to this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

                  (b) Escrow Agent shall not be liable for, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor Escrow Agent) from and against, any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Fund, or any loss of interest incident to any such delays.

                  (c) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein. Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is delivered to Escrow Agent.

                  (d) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

                  (e) Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof. Any payments of income from this Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification or Forms W-8 for foreign status certification, and Limited Partner shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Fund incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. This Section 6(e) and Section 6(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

                  (f) Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

                  (g) Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                  (h) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Fund to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Fund until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final non-appealable order of a court of competent jurisdiction.

                  (i) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Fund or in the event that Escrow Agent is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled, in its sole discretion, to refrain from taking any action other than retaining the Escrow Fund until Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Fund, in which event Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement. Escrow Agent shall be entitled to act, and shall be fully protected in acting upon, such court order without further question. Escrow Agent may, in addition, elect, at its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the other parties.

                  (j) In consideration for its services hereunder, the Escrow Agent shall be paid at Closing an acceptance fee of $1,500 and an annual administration fee of $5,000, which amount shall be disbursed by Escrow Agent from the Escrow Fund. Thereafter, the administration fee shall be payable on each anniversary of the Closing Date (a "Payment Date") until the termination of this Agreement by disbursement from the Escrow Fund. As promptly as practicable after such disbursement, but in any event no later than three Business Days thereafter, Escrow Agent shall send to Limited Partner and Loral notice of such disbursement. Escrow Agent shall also be entitled to disbursements from the Escrow Fund to reimburse it for reasonable expenses incurred by it in connection with its performance under this Agreement provided that prior to any such disbursement, Escrow Agent shall have provided Limited Partner and Loral with an invoice documenting such expenses.

                  (k) The other parties hereto authorize Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it reasonably deems appropriate, including, without limitation, The Depository Trust Company and the Federal Reserve Book Entry System.

                  Section 7. Limited Responsibilities. This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any party hereto or any entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                  Section 8. Ownership for Tax Purposes. For purposes of federal and other taxes based on income, Limited Partner will be deemed to own the Escrow Fund.

                  Section 9. Dispute Resolution. Any dispute, controversy or claim arising out of or relating to this Agreement shall be exclusively and finally settled by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the "Rules"), as at present in force, by three arbitrators appointed according to the Rules. The language of the arbitration proceedings shall be English. The place of arbitration shall be New York, New York. Arbitral awards under this Section 9 shall be final and binding and shall be enforceable in any court having jurisdiction.

                  Section 10. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by facsimile or registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

                  (a)      If to Limited Partner, to:
                  [address]
                  Fax:
                  Attention:

                  (b)      If to Loral, to:
                  Loral Space & Communications Ltd.
                  c/o Loral SpaceCom Corporation
                  600 Third Avenue
                  New York, New York 10016
                  Fax: 212-338-5350
                  Attention: Eric J. Zahler

                  (c)      If to the Escrow Agent, to:
                  [address]
                  Fax:
                  Attention:

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so faxed, delivered or mailed.

                  Section 11. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

                  Section 12. Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

                  Section 13. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

                  Section 14. Exclusive Agreement and Modification. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by Limited Partner, Loral, Globalstar and Escrow Agent.

                  Section 15. Specific Performance. In addition to any other rights or remedies under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto shall have the right to have specifically performed any and all obligations, undertakings, agreements and covenants of the other parties hereto pursuant to this Agreement.

                  Section 16. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to conflicts of law principles.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

[LIMITED PARTNER]


By:_________________________
Name:
Title:

LORAL SPACE & COMMUNICATIONS LTD.


By:_________________________
Name:
Title:

THE BANK OF NEW YORK

By:_________________________
Name:
Title:



GLOBALSTAR, L.P.





By:_________________________
Name:
Title:

                                                                     EXHIBIT A-2


                                ESCROW AGREEMENT

                  This Escrow Agreement, dated as of ____ __, 1998 (the "Closing Date"), among ______________, a ________ company (the "Limited Partner"); Loral Space & Communications Ltd., a Bermuda company ("Loral"); Globalstar, L.P., a Delaware limited partnership ("Globalstar") and The Bank of New York, a New York banking corporation, as escrow agent ("Escrow Agent").

                  This is the Escrow Agreement referred to in the Purchase Agreement, dated May 20, 1998 (the "Purchase Agreement") by and among Loral, Limited Partner and the other Persons named as Sellers therein. Capitalized terms used in this agreement without definition shall have the respective meanings given to them in the Purchase Agreement.

                  The parties, intending to be legally bound, hereby agree as follows:

                  Section 4.  Establishment of Escrow.

                  (a) Escrow Agent has established an escrow account in the name of Limited Partner (the "Escrow Account").

                  (b) Loral is depositing in the Escrow Account an amount equal to $_________ (representing 50% of the total Purchase Price) in immediately available funds (as increased by any earnings thereon and as reduced by any disbursements, amounts withdrawn under Section 6(j), or losses on investments, the "Escrow Fund"). Escrow Agent acknowledges receipt thereof.

                  (c) Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof.

                  Section 5. Investment of Funds. Escrow Agent shall invest the Escrow Fund as directed by Limited Partner in writing from time to time; provided that the Escrow Fund must at all times be invested in Eligible Investments. For purposes of this Section 2, "Eligible Investments" shall mean any of the following: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar deposits or bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer, rated at least A-2 by Standard & Poor's Ratings Services ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"); (d) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; or (e) shares of money market mutual or similar funds (which may be based outside of the United States) which invest primarily in assets satisfying the requirements of clauses (a) through (d) of this definition or otherwise in assets having a credit quality comparable to those set forth in clauses (a) through (d) above and the shares of which are repriced daily to provide a constant net asset value of $1.00 per share. In the instruction letter provided by Limited Partner to Escrow Agent as described above, Limited Partner shall further certify that the investment described therein is an Eligible Investment within the meaning of this Agreement. Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion of the Escrow Fund consisting of investments to provide for payments required to be made under this Agreement.

         Section 6. Distribution of Funds. (a) Escrow Agent will disburse monies from the Escrow Fund to Limited Partner upon its receipt of a certification (a "Payment Certification") from Globalstar that a Qualified Successor (as defined herein) shall have made payments (other than payments from an escrow fund established under Section 4(a)) for any of the following with respect to one or more Hyundai Territories: Globalstar gateways or related equipment or Globalstar user terminals (collectively, the "Eligible Equipment"). The Payment Certification shall specify the amount of the payment for Eligible Equipment made by the Qualified Successor. Within five Business Days from the date of Escrow Agent's receipt of a Payment Certification, Escrow Agent shall disburse to Limited Partner funds from the Escrow Fund in an amount equal to the payment amount set forth in the Payment Certification. Globalstar hereby agrees that at Limited Partner's request, which shall in any event not be made by Limited Partner more frequently than quarterly, Globalstar will provide Limited Partner with information that it has regarding the amount, if any, paid in the immediately preceding quarter with respect to Eligible Equipment by Qualified Successors in the Hyundai Territories and, if such information shall indicate that a Qualified Successor shall have made payment in such quarter for which Limited Partner is entitled to reimbursement under this Section 3(a), then Globalstar shall, promptly upon the request of Limited Partner, deliver to Escrow Agent a Payment Certification in respect of such payment. Globalstar hereby represents and warrants to Limited Partner that it currently has no plans to finance (other than with respect to any financing of gateways and user terminals made by it prior to the date hereof) or subsidize for the benefit of a Qualified Successor the purchase of gateways or user terminals in the Hyundai Territories.

         (b) Escrow Agent shall disburse the Escrow Fund in full to Limited Partner upon the bankruptcy, liquidation or dissolution of Globalstar (other than a liquidation or dissolution in connection with a reorganization or restructuring of Globalstar).

         (c) Escrow Agent shall deliver to Limited Partner, Loral and Globalstar no later than thirty days preceding the fifth anniversary of the Closing Date (the "Termination Date") a written notice stating the date on which the Termination Date shall occur and requesting a Globalstar Certification (as defined below). If, on the Termination Date, Escrow Agent has not fully disbursed the Escrow Fund in accordance with Section 3(a) or 3(b) above or assigned the Escrow Fund in full under Section 4(a) below and Escrow Agent has received a certification (the "Globalstar Certification") from Globalstar, which certification will not be unreasonably withheld or delayed, that Limited Partner has not breached its covenants set forth in Section 4(b) below, then Escrow Agent shall disburse the Escrow Fund in full to Limited Partner on the Termination Date. In addition, on the sixtieth day following the Termination Date, Escrow Agent shall disburse all remaining funds in the Escrow Account to Limited Partner, notwithstanding its lack of receipt of the Globalstar Certification, if Globalstar shall not have initiated, on or before such date, an arbitration proceeding alleging breach by

Limited Partner of its obligations under Section 4(b) below (the "Globalstar Arbitration"). However, if a Globalstar Arbitration shall have been initiated on or before the sixtieth day following the Termination Date, then Escrow Agent shall not disburse the Escrow Fund until the date (the "Resolution Date") that a final non-appealable award shall have been determined in respect of such proceeding and judicially upheld. On such date, if Globalstar shall have been awarded damages in the arbitration proceeding, Escrow Agent shall disburse to Globalstar from the Escrow Fund an amount equal to the amount of such damages, and the remainder, if any, of the Escrow Fund shall be disbursed to Limited Partner. If Globalstar shall not have been awarded damages in the arbitration proceeding, then on the Resolution Date, Escrow Agent shall disburse the Escrow Fund in full to Limited Partner.

                  Section 4. Assignment of Escrow Fund; Certain Covenants. (a) Limited Partner may freely assign and transfer all or any portion of the Escrow Account to a Qualified Successor who shall have assumed Limited Partner's rights in any one or more of the following territories: Brunei, Finland, Hungary, India, Nepal, New Zealand, Pakistan, Singapore, Sri Lanka, Taiwan and Thailand (each a "Hyundai Territory" and collectively, the "Hyundai Territories") upon presentation to Escrow Agent of a certification from Limited Partner certifying that a Qualified Successor has so succeeded Hyundai in such territories (the "Transfer Certification"), which certification has been acknowledged and countersigned by Globalstar, such acknowledgement and countersignature not to be unreasonably withheld or delayed. As promptly as practicable following receipt thereof by Escrow Agent, Escrow Agent shall either (i) establish a new escrow account in favor of the Qualified Successor by transferring the amount of the funds set forth in the Transfer Certification from the Escrow Account to such new escrow account (if the Transfer Certification shall provide for the transfer of less than the full amount of the Escrow Fund) or (ii) change the beneficiary of the Escrow Account from Limited Partner to the Qualified Successor (if the Transfer Certification shall provide for the transfer of the full amount of the Escrow Fund) provided that in the case of a creation of a new escrow fund pursuant to clause (i), the Qualified Successor shall pay to the Escrow Agent fees in respect of the new escrow fund consistent with the fees payable under this Agreement. Notwithstanding the foregoing, Escrow Agent shall not effect any transfer of funds under this Section 4(a) until the Qualified

Successor shall have delivered to Escrow Agent, Loral and Globalstar an Escrow Agreement, substantially in the form set forth as Exhibit A-1 to the Purchase Agreement.

                  (b) Limited Partner agrees to cooperate and work in good faith with Globalstar to effect the transition of the Hyundai Territories to a Qualified Successor (as defined in the Founding Service Provider Agreement dated as of January 1, 1995 between Globalstar and Hyundai/DACOM), which shall include negotiating in good faith with the Qualified Successor with regard to the assignment for some or all of the Escrow Fund to the Qualified Successor. Nothing in this Section 4(b) shall be deemed to obligate Limited Partner to assign to a Qualified Successor some or all of the Escrow Fund otherwise than on terms that Limited Partner and the Qualified Successor shall mutually agree.

                  (c) Globalstar agrees to keep Hyundai generally informed about the status of its discussions with potential Qualified Successors for the Hyundai Territories. In addition, at Hyundai's request, Globalstar will discuss with such specific Qualified Successors as Hyundai may identify, the possibility of a purchase of some or all of the Escrow Fund by such Qualified Successors from Limited Partner. Globalstar agrees to act in good faith to facilitate any such discussions between Limited Partner and any such Qualified Successor.

                  Section 5. Termination of Escrow. This Agreement shall terminate upon the disbursement of all funds in the Escrow Fund in accordance with Section 3 or the assignment in full of the Escrow Fund under Section 4(a).

                  Section 6.  Duties of Escrow Agent.

                  (a) Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in writing pursuant to this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

                  (b) Escrow Agent shall not be liable for, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against

         Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless Escrow Agent (and any successor Escrow Agent) from and against, any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Fund, or any loss of interest incident to any such delays.

                  (c) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein. Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is delivered to Escrow Agent.

                  (d) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

                  (e) Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof. Any payments of income from this Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification or Forms W-8 for foreign status certification, and Limited Partner shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Fund incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. This Section 6(e) and Section 6(b) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

                  (f) Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

                  (g) Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                  (h) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Fund to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time Escrow Agent has not received a designation of a successor Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Fund until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final non-appealable order of a court of competent jurisdiction.

                  (i) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Fund or in the event that Escrow Agent is in doubt as to what action it should take hereunder, Escrow Agent shall be entitled, in its sole discretion, to refrain from taking any action other than retaining the Escrow Fund until Escrow Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Fund, in which event Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement. Escrow Agent shall be entitled to act, and shall be fully protected in acting upon, such court order without further question. Escrow Agent may, in addition, elect, at its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the other parties.

                  (j) In consideration for its services hereunder, the Escrow Agent shall be paid at Closing an acceptance fee of $1,500 and an annual administration fee of $5,000, which amount shall be disbursed by Escrow Agent from the Escrow Fund. Thereafter, the administration fee shall be payable on each anniversary of the Closing Date (a "Payment Date") until the termination of this Agreement by disbursement from the Escrow Fund. As promptly as practicable after such disbursement, but in any event no later than three Business Days thereafter, Escrow Agent shall send to Limited Partner and Loral notice of such disbursement. Escrow Agent shall also be entitled to disbursements from the Escrow Fund to reimburse it for reasonable expenses incurred by it in connection with its performance under this Agreement provided that prior to any such disbursement, Escrow Agent shall have provided Limited Partner and Loral with an invoice documenting such expenses.

                  (k) The other parties hereto authorize Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it reasonably deems appropriate, including, without limitation, The Depository Trust Company and the Federal Reserve Book Entry System.

                  Section 7. Limited Responsibilities. This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any party hereto or any entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                  Section 8. Ownership for Tax Purposes. For purposes of federal and other taxes based on income, Limited Partner will be deemed to own the Escrow Fund.

                  Section 9. Dispute Resolution. Any dispute, controversy or claim arising out of or relating to this Agreement shall be exclusively and finally settled by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the "Rules"), as at present in force, by three arbitrators appointed according to the Rules. The language of the arbitration proceedings shall be English. The place of arbitration shall be New York, New York. Arbitral awards under this Section 9 shall be final and binding and shall be enforceable in any court having jurisdiction.

                  Section 10. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or sent by facsimile or registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

                  (1)      If to Limited Partner, to:
                  [address]
                  Fax:
                  Attention:

                  (m)      If to Loral, to:
                  Loral Space & Communications Ltd.
                  c/o Loral SpaceCom Corporation
                  600 Third Avenue
                  New York, New York 10016
                  Fax: 212-338-5350
                  Attention: Eric J. Zahler

                  (n)      If to the Escrow Agent, to:

                  [address]
                  Fax:
                  Attention:

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so faxed, delivered or mailed.

                  Section 11. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

                  Section 12. Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

                  Section 13. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party;
(b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

                  Section 14. Exclusive Agreement and Modification. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement 0between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by Limited Partner, Loral, Globalstar and Escrow Agent.

                  Section 15. Specific Performance. In addition to any other rights or remedies under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto shall have the right to have specifically performed any and all obligations, undertakings, agreements and covenants of the other parties hereto pursuant to this Agreement.

                  Section 16. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to conflicts of law principles.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

[LIMITED PARTNER]


By:_________________________
Name:
Title:

LORAL SPACE & COMMUNICATIONS LTD.


By:_________________________
Name:
Title:

THE BANK OF NEW YORK

By:_________________________
Name:
Title:



GLOBALSTAR, L.P.

By:_________________________
Name:
Title:

                                                                       EXHIBIT B

                       ASSIGNMENT OF PARTNERSHIP INTERESTS

                  ASSIGNMENT OF PARTNERSHIP INTERESTS dated as of ________, 1998 by [SELLER], a company organized under the laws of _________("Seller "), in favor of LORAL SPACE & COMMUNICATIONS LTD., a Bermuda company ("Loral").

                  WHEREAS, pursuant to that certain Purchase Agreement dated as of May 20, 1998 among Loral, Seller and the other selling partners parties thereto (the "Purchase Agreement"), Seller has agreed to transfer to Loral, and Loral has agreed to accept, _______ limited partnership interests (the "Interests") in Globalstar, L.P., a Delaware limited partnership ("Globalstar");

                  NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Loral agree as follows:

                  1. Assignment. Seller hereby sells, transfers, assigns and conveys and delivers to Loral, in accordance with the respective terms hereof and contained in the Purchase Agreement, all of Seller's rights, title and interest in, to and under the Interests. The Interests are being delivered to Loral free of any Lien (as defined in the Purchase Agreement).

                  2. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                            LORAL SPACE & COMMUNICATIONS LTD.

                                            By_______________________________


                                            [SELLER]

                                            By_______________________________